UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
May 20, 2026

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant's telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ross Stores, Inc. (the "Company") held its Annual Meeting of Stockholders on May 20, 2026, by virtual meeting. The Company’s stockholders considered and voted upon four matters at the meeting, with final voting results as follows:

Proposal 1 - Election of Directors

The holders of the Company’s common stock elected 9 nominees to serve as directors for a term of one year, expiring at the time of the Annual Meeting of Stockholders in 2027:

Name	For	Against	Abstain	Broker Non-Vote
K. Gunnar Bjorklund	250,732,189	15,589,551	145,501	19,229,838
Michael J. Bush	249,302,344	17,020,543	144,354	19,229,838
Edward G. Cannizzaro	257,750,371	8,572,200	144,670	19,229,838
James G. Conroy	264,380,448	1,938,195	148,598	19,229,838
Sharon D. Garrett	251,965,270	14,360,823	141,148	19,229,838
Michael J. Hartshorn	261,446,381	4,873,719	147,141	19,229,838
Stephen D. Milligan	258,760,149	7,560,138	146,954	19,229,838
Patricia H. Mueller	263,377,419	2,797,273	292,549	19,229,838
Doniel N. Sutton	259,528,244	6,639,950	299,047	19,229,838

Proposal 2 - Approval of the Ross Stores, Inc. 2026 Equity Incentive Plan

The holders of the Company’s common stock voted to approve the 2026 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Vote
257,919,061	8,132,534	415,646	19,229,838

Proposal 3 - Advisory Vote to Approve the Resolution on Executive Compensation

In an advisory vote, the holders of the Company’s common stock voted to approve the resolution regarding executive compensation:

For	Against	Abstain	Broker Non-Vote
246,144,167	19,809,647	513,427	19,229,838

Proposal 4 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending January 30, 2027

The holders of the Company’s common stock voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 30, 2027:

For	Against	Abstain
270,432,479	15,149,535	115,065

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2026

ROSS STORES, INC.
Registrant

By:	/s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and
Corporate Secretary

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